BLACKROCK ETF TRUST II

iShares Total Return Active ETF

(the “Fund”)

Supplement dated September 16, 2025 (the “Supplement”)

to the Fund’s Summary Prospectus and Prospectus,

each dated November 27, 2024

The following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The section of the Summary Prospectus entitled “Management — Portfolio Managers” and the section of the Prospectus entitled “Fund Overview — Management — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers. Rick Rieder, Russell Brownback, Chi Chen, Siddharth Mehta and Sam Summers (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Rieder and Ms. Chen have been Portfolio Managers of the Fund since 2023. Messrs. Brownback, Mehta and Summers have been Portfolio Managers of the Fund since 2025.

The section of the Prospectus entitled “Management — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers. Rick Rieder, Russell Brownback, Chi Chen, Siddharth Mehta and Sam Summers (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Rieder has been employed by BFA or its affiliates as a portfolio manager since 2009. Ms. Chen has been employed by BFA or its affiliates as a portfolio manager since 2022. Mr. Brownback has been employed by BFA or its affiliates as a portfolio manager since 2009. Mr. Mehta has been employed by BFA or its affiliates as a portfolio manager since 2011. Mr. Summers has been employed by BFA or its affiliates as a portfolio manager since 2012. Mr. Rieder and Ms. Chen have been Portfolio Managers of the Fund since 2023. Messrs. Brownback, Mehta and Summers have been Portfolio Managers of the Fund since 2025.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Shareholders should retain this Supplement for future reference.